EXHIBIT 10.21
-------------

                               SECURITY AGREEMENT
                                                                January 16, 1998


         Ciao Cucina Corporation, an Ohio corporation (the "Debtor"), in consideration of loans or other financial accommodations at any time made to the Debtor by Blue Chip Capital Fund Limited Partnership, a Delaware limited partnership (the "Lender"), hereby grants to the Lender security interests in all of the Debtor's assets and rights described in PARAGRAPH 2 below or elsewhere in this Security Agreement (as amended, restated, supplemented, and/or renewed from time to time, this "Agreement"), and all proceeds and products thereof, to secure the payment of all indebtedness and liabilities of the Debtor to the Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including any extensions or renewals thereof, and whether incurred alone or with others, as maker, endorser, guarantor or surety, plus interest thereon and all costs of collection, reasonable legal expenses and attorneys' fees paid or incurred by the Lender in administering, collecting, and/or enforcing any of such indebtedness or liabilities or realizing on the security given hereby or otherwise (all such indebtedness, liabilities, interest, costs, fees, and expenses being hereinafter collectively called the "Obligations"). The parties further agree as follows:


1. The Debtor's Places of Business. The Debtor warrants that the Debtor's only places of business and mailing addresses are those listed on SCHEDULE 1, attached hereto and incorporated herein. The Debtor will notify the Lender promptly in writing of any change in the location of any place of business or mailing address or the establishment of any new place of business or mailing address.

         2. Secured Property Listing and Definition. "Collateral" collectively shall mean all personal property of the Debtor, tangible or intangible, including without limitation, all of the Debtor's "Inventory", "Accounts Receivable", "Equipment", "Fixtures and Furniture", and "General Intangibles" (all as defined below), all of which Collateral, together with other items made subject to the Lender's security interests by this Agreement, shall be included in the Lender's security interest:

           "Inventory," which means goods, merchandise and other personal property, now owned or hereafter acquired by the Debtor, which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process, or materials used or consumed or to be used or consumed in the Debtor's business, and whether in the Debtor's possession or in the custody or possession of a third party for the account of the Debtor or the Lender, and all accessions, proceeds and products thereof.

           "Accounts Receivable," which means all of the Debtor's accounts, open accounts receivable, book debts, contract rights, notes, drafts, acceptances, instruments, chattel paper, and other forms of obligations or receivables now existing or hereafter acquired by the Debtor, and all proceeds thereof, plus any and all goods returned or rejected by, or repossessed from the Debtor's customers.

           "Equipment," which means all of the Debtor's machinery, parts, tools, accessories, attachments, additions, and other goods and accessions now owned and hereafter acquired and used in the Debtor's business, and including all replacements, accessions and proceeds thereof.

           "Fixtures and Furniture," which means all fixtures and furniture of any kind and type now owned and hereafter acquired by the Debtor located at all places of business or elsewhere and including all replacements, accessions and all proceeds thereof.


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EXHIBIT 10.21
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           "General Intangibles" which means all contract rights, including all rights under any existing and future leases (to the extent permitted by terms thereof), documents and instruments, choses in action, causes of action and all other intangible personal property of the Debtor of every kind and nature (other than Accounts Receivable), now owned and hereafter acquired, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, service names, trademarks, trademark applications, tradenames, trade secrets, goodwill, registrations, copyrights, all intellectual property used by the Debtor in the operation of computers and associated hardware and other equipment, licenses (including, to the extent permitted by law, liquor licenses), franchises, customer lists, tax refunds, tax refund claims, pension plan refunds and reversions, rights and claims against carriers and shippers, rights to indemnification and other contractual rights of the Debtor.

         3. Evidence of Collateral. The Debtor agrees to deliver to the Lender such evidence of the Debtor's interests in the Collateral and of its availability for use as collateral as the Lender may from time to time request. The parties agree that the security interest granted pursuant hereto is expressly subject to the prior lien in favor of the lessors under certain of the leases listed on Schedule 2. The Debtor further agrees to use its best efforts to obtain any and all third party consents necessary for the Debtor to grant the security interests in the Collateral as contemplated by this Agreement (including without limitation, consents required under the leases listed on Schedule 2, attached hereto and incorporated herein) and to provide evidence of each such third party's consent upon receipt. At the request of the Lender, the Debtor shall stamp its books and the ledger cards of all Accounts Receivable, or other evidence thereof, to show the assignment and pledge to the Lender.

         4. Inventory; Processing and Sales. If the Debtor is not in default of any of the provisions of this Agreement, the Debtor shall have the right to process and sell Inventory in the regular course of business, but the Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of such Inventory. Upon the occurrence of any Event of Default (as defined below), (i) the Debtor will immediately deliver to the Lender the proceeds of any such sale of Inventory either in the identical form received or, at the Lender's option, pay to the Lender an amount equal to such proceeds; (ii) any payment, guarantee, security, property or right received by the Debtor in connection with the Inventory shall be received as the agent of and on behalf of the Lender, will be kept separate and apart from all other property of the Debtor, will be capable of identification, and will be delivered and paid immediately to Lender as additional Collateral hereunder; and (iii) Inventory shall not be sold, taken or removed from the Debtor's places of business, or shifted between places of business, except with the prior written consent of the Lender.

         5. Accounts Receivable; Processing and Collection. Upon the occurrence of any Event of Default, (i) immediately upon receipt of all checks, drafts, cash and other remittances in payment of or on account of the Debtor's Accounts Receivable, the Debtor will deposit the same in a special account maintained at a commercial bank acceptable to the Lender over which only the Lender shall have power of withdrawal; (ii) the funds in said account shall be held by the Lender as Collateral for the Obligations and the Lender may apply said funds as payment on such of the Obligations as it may determine or release said funds to the Debtor's account for the Debtor's use; (iii) said proceeds shall be deposited in precisely the form received, except for endorsement of the applicable Debtor where necessary to permit collection of items, which endorsement the Debtor agrees to make, and which the Lender is authorized to make on the Debtor's behalf as its attorney-in-fact; (iv) pending such deposit, the Debtor agrees not to commingle any such checks, drafts, cash, or other remittances with any of the Debtor's funds or property, but the Debtor will hold them separately in trust for the Lender until deposit thereof with a commercial bank acceptable to the Lender; (v) the Lender shall have the right to notify the account debtors obligated on any or all of the Debtor's Accounts Receivable to make payment directly to the Lender and the Lender shall have the right in its own name or in the name of

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
EXHIBIT 10.21
-------------

the Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts due or to become due on the Accounts Receivable and to endorse any name of the Debtor as its attorney-in-fact on all commercial paper given in payment or part payment or in evidence thereof or related thereto, and in its discretion to file any claim or to take any other action or proceeding which the Lender may deem necessary or appropriate to protect and preserve and realize upon the security interest of the Lender in the Accounts Receivable and the proceeds thereof, which right the Lender may exercise at any time whether or not the Debtor is then in default or was making collections thereon; (vi) until such time as the Lender elects to exercise such right by notifying the Debtor, the Debtor is authorized, as agent of the Lender, to collect and enforce said Accounts Receivable; and (vii) all costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Debtor, whether incurred by the Lender or the Debtor.

         6. Insurance. With respect to the Collateral, the Debtor shall use its best efforts to maintain at all times insurance against risks of fire with extended coverage, sprinkler leakage and all other risks customarily insured against by companies engaged in similar businesses to those of the Debtor, in amounts, containing such terms, in such form, for such periods, and written by such companies as may be satisfactory to the Lender. At the Lender's request, all such policies shall contain lenders loss payable clauses or endorsements to the Lender as its interest may appear and shall provide for written notice to the Lender prior to any cancellation. In the event of any failure by the Debtor to provide or maintain insurance as herein provided, the Lender may, at its option, provide such insurance and add the costs thereof to the Obligations. The Debtor shall furnish to the Lender upon its request certificates or other evidence satisfactory to the Lender of compliance with the foregoing provisions. Proceeds from any loss under such insurance policies shall be paid first to the Lender and applied on such of the Obligations as the Lender shall determine. If any such proceeds shall be paid by check, draft or other instrument payable to the Debtor and the Lender jointly, the Lender is authorized and empowered by the Debtor to endorse the Debtor's name as the Debtor's attorney-in-fact and to take such other action as it deems advisable to reduce the same to cash.

         7. Warranties and Further Covenants. a) The Debtor represents and warrants that: (1) each Account Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; (2) each Account Receivable is valid and arises out of a bona fide sale of goods sold and delivered by the Debtor to, or in the process of being delivered to, or out of and for, services actually rendered by the Debtor to the account debtor named in the Account Receivable; (3) the amount of the Account Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts, and is not disputed and, except for such normal cash discounts, is not subject to any set-offs, credits, deductions, or counter-charges; (4) no surety bond was required or given in connection with said Account Receivable or the contract or purchase order out of which the same arose; and (5) the Debtor is the owner of all of the Collateral free and clear of all claims, liens, encumbrances, rights of set-off, and security interests of any nature whatsoever (except this security interest) and there are no financing statements covering the same on file at any public office.

                  b) The Debtor hereby represents and warrants the existence of all necessary power to enter into and execute this Agreement, and that this Agreement is not in violation of its Articles of Incorporation, Code of Regulations or other organizational documents, as applicable, or of any federal, state, or local laws or judicial rulings, or of any contractual obligation with any third party, and that this Agreement is enforceable against the Debtor in accordance with its terms.

                  c) The Debtor shall execute and deliver to the Lender such lists, descriptions, and designations of the Collateral as the Lender may require from time to time. The Debtor shall at all reasonable

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EXHIBIT 10.21
-------------

times and from time to time allow the Lender, by or through any of its officers, agents, attorneys, or accountants, to examine, inspect, or make extracts from the Debtor's books and records and to examine and verify the Collateral wherever kept. So long as any of the Obligations remains outstanding, the Lender, without cost to it, shall have a right of ingress to and egress from any of the Debtor's places of business (or other places at which the Collateral may be located) and may use any lifts, hoists, trucks and other of the Debtor's facilities to examine, handle or remove the Collateral. The Debtor further agree to provide to the Lender, upon demand, statements and information with respect to the Debtor's businesses, including, but not limited to, profit and loss reports, balance sheets, and other financial statements. All such financial data and listings of the Collateral shall be compiled in accordance with generally accepted accounting principles consistently applied.

                  d) The Debtor shall keep the Collateral in good order and repair. The Debtor shall not sell, offer to sell, or otherwise transfer the Collateral, nor pledge, mortgage, or create, or suffer to exist, any claim, lien, encumbrance, right of set-off, or security interest of any kind whatsoever (other than those in favor of lessors as provided in Section 3 hereof) in or against any of the Collateral or the proceeds or products thereof in favor of any person other than the Lender without the prior written consent of the Lender. The Debtor shall pay promptly when due all taxes, assessments, and governmental charges upon or against the Debtor or the property of the Debtor. At its option, the Lender may discharge taxes, liens, or other encumbrances at any time levied or placed on the Collateral and pay for the maintenance and repair of the same should the Debtor fail to do so. The Debtor agrees to reimburse the Lender on demand for any payment so made and until such reimbursement any amount so paid by the Lender shall be added to the principal amount of the Obligations secured hereby.

                  e) The Debtor shall immediately notify the Lender in writing of any information which the Debtor has or may receive with regard to the Collateral which might in any manner affect the value thereof or the rights of the Lender with respect thereto.

                  f) The Debtor agrees to execute and deliver financing statements under the Uniform Commercial Code, and statements or amendments thereof or supplements thereto, and such other instruments as the Lender may from time to time require in order to evidence, perfect, secure, preserve, protect, and enforce the security interests hereby granted. If any Collateral is or will be attached to real estate, the Debtor will upon demand by the Lender furnish the Lender with an appropriate disclaimer or waiver signed by all persons having an interest in the real estate of any interest in such Collateral which may be prior to the Lender's security interests hereunder. The Lender is irrevocably appointed as attorney-in-fact for the Debtor in all matters pertaining to all such perfection, preservation, protection, and enforcement.

                  g) The Debtor agrees to pay all costs of filing financing, continuation, and termination statements with respect to the Collateral. The Debtor also agree to pay all other expenses, including attorneys' fees, incurred by the Lender in the protection or enforcement of its rights in the Collateral and this Agreement.

         8. Further Security. Any deposits or other sums at any time credited by or due from the Lender to the Debtor which are in the possession of the Lender may at all times be held and treated as Collateral for the payment of the Obligations and the Lender may apply or set off such deposits or other sums against the Obligations to the extent any of the Obligations are due and payable. Further, the Debtor also gives to and creates in favor of the Lender an additional security interest in any other property, and the proceeds and products thereof, now or hereafter in the possession of or pledged to the Lender belonging to the Debtor or in which the Debtor has any interest. The Debtor will at any time at the Lender's request sign financing


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EXHIBIT 10.21
-------------

statements, trust receipts, security agreements, or other documents evidencing and perfecting such security interest.

         9. Events of Default; Acceleration; Use and Operation of Secured Property. Any one or more of the following shall constitute events of default (an "Event of Default") under this Agreement: (a) default by the Debtor in the payment or performance, when due or payable, of any of the Obligations, or default by any endorser, guarantor, or surety for any of the Obligations, or the occurrence of any default or event of default under or in connection with any of the documents, agreements, or instruments (including, without limitation, any loan agreement, promissory note, warrant or guaranty) evidencing or relating to any of the Obligations; (b) failure of the Debtor to pay any tax or any premium on any insurance policy pursuant to this Agreement after the same has been due and unpaid for at least thirty (30) days; (c) the making by the Debtor of any material misrepresentation to the Lender hereunder or otherwise for the purpose of obtaining credit or an extension of credit; (d) failure of the Debtor after request by the Lender to furnish financial information or to permit the inspection of the Debtor's books or records within a reasonable time after such request was made; (e) failure of the Debtor to perform or observe in all material respects any of the provisions of this Agreement or of any other instrument pertaining to the Obligations; (f) issuance of an injunction or attachment against any property of the Debtor; or (g) appointment of a receiver for any part of the property of the Debtor or the commencement by or against the Debtor of any proceeding under any bankruptcy, arrangement, reorganization, insolvency, or similar law for the relief of debtors, or by or against any endorser, guarantor, or surety for any of the Obligations. Upon the occurrence of any Event of Default, any or all of the Obligations shall, at the option of the Lender and notwithstanding any time or credit allowed by any instrument evidencing a liability, be immediately due and payable without notice or demand. The Lender may exercise any one or more of the rights and remedies granted pursuant to this Agreement and also exercise any or all of the rights and remedies afforded to a secured party under the Uniform Commercial Code as enacted in the State in which the principal office of the Lender is located, including, without limitation, the right upon default to take possession of and sell, lease, or otherwise dispose of any of the Collateral, and/or to operate, use, or exercise any rights of ownership pertaining to the Collateral as the Lender deems necessary or appropriate to preserve the value and receive the benefits of such Collateral. For such purpose, the Lender may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the Collateral therefrom. The Lender may require the Debtor to make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Upon repossession or recovery of the Collateral by the Lender, it may, after reasonable notification to the Debtor, sell the Collateral at public or private sale, at which sale the Lender may become the purchaser. Pending any such action, the Lender may liquidate the Accounts Receivable and continue to operate, use, and exercise rights of ownership pertaining to the Collateral. Out of the proceeds arising from any such liquidation and sale, the Lender may pay all costs and expenses incurred in connection with retaking, removing, holding, restoring to saleable condition (including finishing to manufacture), keeping, storing, operating, using, advertising, and selling the Collateral, and then pay the amount due and owing to the Lender on the Obligations. The balance, if any, remaining may then be applied by the Lender to the satisfaction of known indebtedness secured by any subordinate security interest in the Collateral, accounting to the Debtor jointly for the surplus, if any, remaining in possession of the Lender after all such security interests, liens, claims, and charges have been paid. The Debtor shall be liable to the Lender for any deficiency that may result upon such liquidation and sale of the Collateral and the Debtor waives all claims for damages by reason of any seizure, repossession, retention, operation, use, or sale of the Collateral. The requirement of reasonable notice, if necessary, shall be met if such notice is mailed, postage prepaid, to the address of the Debtor listed in PARAGRAPH 13(G) of this Agreement at least ten (10) days before the time of the sale or other disposition. While exercising its rights as a secured party hereunder, including operation, use, and receipt of benefits from the Collateral, the Lender shall not be liable in any fashion to the Debtor or any

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EXHIBIT 10.21
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third party (including, without limitation, the Debtor's employees, invitees, customers, or suppliers) for any damages arising from such operation and use, or any obligations, duties, or liabilities of the Debtor in connection therewith (including, without limitation, the Debtor's contracts, agreements, guarantees, commitments, or warranties).

         10. Waivers; Continued Liability. The Lender shall not be deemed to have waived any of its rights in this Agreement or to the Collateral unless such waiver is in writing and signed by the Lender and such waiver shall not operate as a waiver of any other default or of the same default on a subsequent occasion. No renewal or extension of time of payment of the Obligations at any rate of interest, no release, surrender, exchange, or modification of the Collateral, no release of any person primarily or secondarily liable on the Obligations (including any maker, endorser, guarantor, or surety), no delay in enforcement of payment of any of the Obligations, and no delay, omission, or forbearance in exercising any right or power with respect to any of the Obligations, the Collateral, or this Agreement shall affect the liability of the Debtor to the Lender. The Debtor waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, renewals, or extension granted, notice of any Collateral released, surrendered, exchanged, or modified, and to the extent permitted by law, notice of any other action taken in reliance hereon and all demands and notices of any kind in connection with the Collateral, the Obligations, or this Agreement.

         11. Further Assurances. The Debtor agrees at its expense to do such acts, and to make, execute, deliver, file and record all notices, instruments, stock powers, financing or like statements as the Lender reasonably deems necessary to vest in and assure to the Lender its security interests in any of the Collateral or to give effect to the rights, powers and remedies of the Lender hereunder.

         12. Duration. The term of this Agreement shall commence with the date hereof and end on the date when the Debtor has paid in full all of the Obligations secured hereby and the Lender gives notice to the Debtor that no further loans are to be made hereunder. Until such termination, this Agreement shall be a continuing one.

         13. General.

                  (A) This Agreement shall be subject to other provisions in any notes, agreements, instruments, or other documents signed by the Debtor in any capacity concerning the Obligations which are not inconsistent with the provisions contained herein.

                  (B) This Agreement shall inure to the benefit of the Lender and bind the Debtor, and their respective successors and assigns or legal representatives and heirs, as the case may be.

                  (C) Each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  (D) This Agreement has been delivered and accepted at and shall be deemed to have been made at Cincinnati, Ohio. This Agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio and all other laws of mandatory application.


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
EXHIBIT 10.21
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                  (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO
ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO THE DEBTOR, THE DEBTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF THE LENDER, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF THE LENDER, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND OTHER SECURITY FOR THE OBLIGATIONS OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. EACH OF THE LENDER AND THE DEBTOR CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE DEBTOR AND THE LENDER AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SUBSECTION (G) BELOW OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. THE DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  (F) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO THE DEBTOR, EACH OF THE LENDER AND THE DEBTOR WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE LENDER AND THE DEBTOR.

                  (G) Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three days following deposit in the U.S. mails, with proper postage prepaid, or (ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or (iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

            To Blue Chip:         Blue Chip Capital Fund Limited Partnership
                                  C/O Blue Chip Venture Company
                                  2000 PNC Center
                                  201 East Fifth Street
                                  Cincinnati Ohio 45202
                                  Telecopy No.: 513-723-2316

            To Debtor:            Ciao Cucina Corporation
                                  700 Walnut Street
                                  Suite 300
                                  Cincinnati, Ohio  45202
                                  Telecopy No.: 513-___-____



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EXHIBIT 10.21
-------------

BLUE CHIP CAPITAL FUND                    CIAO CUCINA CORPORATION, as the Debtor
LIMITED PARTNERSHIP, as the Lender
                                          By: /s/ Catherine C. Jetter
                                             -----------------------------------
By: Blue Chip Venture Company             Name: Catherine C. Jetter
     its general partner                  Its: Vice President-Finance

 By: /s/ John H. Wyant
    ------------------------------
 Name: John H. Wyant
 Its: President

EXHIBIT 10.21
-------------


                                   SCHEDULE 1

                        PLACES OF BUSINESS OF THE DEBTOR


1.          700 Walnut Street, Suite 300, Cincinnati, Ohio, 45202

2.          106 East Seventh Street, Cincinnati, Ohio  45202

3.          11384 Montgomery Road, Cincinnati, Ohio  45249

4.          135 South Main Street, Memphis, Tennessee  38103

5.          1736 L. Street, N.W., Washington, D.C.,  20036

6.          1515 Euclid Avenue, Cleveland, Ohio  44115

EXHIBIT 10.21
-------------


                                   SCHEDULE 2

                            LEASES REQUIRING CONSENT

1. Lease for office space at 700 Walnut Building, Cincinnati, Ohio, dated April 29, 1996

2. Lease for restaurant space at 700 Walnut Building, Cincinnati, Ohio, dated July 28, 1995

3.          Sublease for Harper's Point, Cincinnati, Ohio, dated November 14,
            1990

4.          Lease for Gayoso House, Memphis, Tennessee, dated October 24, 1994

5.          Lease for Washington Square, Washington, D.C., dated March 22, 1993

6.          Sublease for Cleveland, Ohio, dated September 15, 1997



                                       10